Supplement to the John Hancock Money Market Funds prospectus dated July 15, 2004


John Hancock Money Market Fund
For the John Hancock Money Market Fund, the "Your Expenses" section on page five has been deleted and replaced with the following:

Your Expenses
Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses1                         Class A       Class B      Class C
--------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less          none         5.00%        1.00%

--------------------------------------------------------------------------------------------
Annual operating expenses                                 Class A       Class B      Class C
--------------------------------------------------------------------------------------------
Management fee                                              0.50%         0.50%        0.50%
Distribution and service (12b-1) fees                       0.25%         1.00%        1.00%
Other expenses                                              0.39%         0.39%        0.39%
Total fund operating expenses                               1.14%         1.89%        1.89%
Expense reduction (at least until 7-31-05)2                 0.20%         0.10%        0.10%
Net annual operating expenses3                              0.94%         1.79%        1.79%

The hypothetical example below shows what your expenses would be after the expense reduction (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------------------
Expenses                                Year 1         Year 3         Year 5         Year 10
--------------------------------------------------------------------------------------------
Class A                                    $96           $342           $608          $1,368
Class B with redemption                   $682           $884         $1,212          $2,008
Class B withoutredemption                 $182           $584         $1,012          $2,008
Class C with redemption                   $282           $584         $1,012          $2,203
Class C without redemption                $182           $584         $1,012          $2,203

1 A $4.00 fee will be charged for wire redemptions.
2 Reflects adviser's contractual agreement to limit maximum rate of management fee to 0.40% and distributor's contractual agreement to limit 12b-1 fee on Class A shares to 0.15% until at least 7-31-05. 3 The distributor has agreed to reduce the fund's distribution and service (12b-1) fees on Class B and Class C shares by 0.55%. This expense reduction is not contractual and may be discontinued at any time. Net annual operating expenses after taking into account this expense reduction are 1.24% and 1.24% for Class B and Class C, respectively.



August 16, 2004>